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                                                                    EXHIBIT 23.2


                          INDEPENDENT AUDITORS' CONSENT


We consent to the incorporation by reference in the Registration Statements (No. 333-10630, 333-6366) on Form S-8 of our reports dated February 13, 2002, appearing in this Form 10-K of Moore Corporation Limited for the year ended December 31, 2001.





DELOITTE & TOUCHE LLP
CHARTERED ACCOUNTANTS


Toronto, Canada
March 26, 2002